CALIFORNIA
RESOURCES CORPORATION

Investor Presentation

December 2020



Forward Looking / Cautionary Statements – Certain Terms

The information included herein contains forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such statements include those regarding our expectations as to our future:

- financial position, liquidity, cash flows and results of operations
- business prospects
- transactions and projects
- operating costs
- Value Creation Index (VCI) metrics, which are based on certain estimates including future production rates, costs and commodity prices
- operations and operational results including production, hedging and capital investment
- budgets and maintenance capital requirements
- reserves
- type curves
- expected synergies from acquisitions and joint ventures

Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and make them in good faith, they almost always vary from actual results, sometimes materially. We also believe third-party statements we cite are accurate but have not independently verified them and do not warrant their accuracy or completeness. Factors (but not necessarily all the factors) that could cause results to differ include:

- our ability to execute our business plan post-emergence
- the volatility of commodity prices and the potential for sustained low oil, natural gas and NGL prices
- impact of our recent emergence from bankruptcy on our business and relationships
- debt limitations on our financial flexibility
- insufficient cash flow to fund planned investments, interest payments on our debt, debt repurchases or changes to our capital plan
- insufficient capital or liquidity, including as a result of lender restrictions, unavailability of capital markets or inability to attract potential investors
- limitations on transportation or storage capacity and the need to shut-in wells
- inability to enter into desirable transactions, including acquisitions, asset sales and joint ventures
- our ability to utilize our net operating loss carryforwards to reduce our income tax obligations
- limitations on the liquidity of our new common stock and volatility of its market price
- legislative or regulatory changes, including those related to drilling, completion, well stimulation, operation, maintenance or abandonment of wells or facilities, managing energy, water, land, greenhouse gases or other emissions, protection of health, safety and the environment, or transportation, marketing and sale of our products
- joint ventures and acquisitions and our ability to achieve expected synergies
- the recoverability of resources and unexpected geologic conditions
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- changes in business strategy
- Production-sharing contracts (PSCs) effects on production and unit production costs
- effect of our stock price on costs associated with incentive compensation
- effects of hedging transactions
- equipment, service or labor price inflation or unavailability
- availability or timing of, or conditions imposed on, permits and approvals
- lower-than-expected production, reserves or resources from development projects, joint ventures or acquisitions, or higher-than-expected decline rates
- disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber-attacks or other catastrophic events
- pandemics, epidemics, outbreaks or other public health events such as the Coronavirus Disease 2019
- factors discussed in Item 1A, Risk Factors in CRC's Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q available at www.crc.com.

Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Forward Looking / Cautionary Statements – Certain Terms (cont'd)

The market data and certain other statistical information used throughout this presentation includes industry data that are based on independent industry publications, government publications or other published independent sources. Some data is also based on our good faith estimates. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors that could cause results to differ materially from those expressed in these publications.

This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles ("GAAP"). These measures include (i) adjusted EBITDAX, (ii) PV-10, (iii) free cash flow, (iv) leverage ratio and (v) net debt. See "Appendix" for the descriptions and reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

This presentation includes preliminary estimates of our proved reserve volumes and the related PV-10 of cash flows as of December 1, 2020, based on strip pricing. These reserves were prepared on the same basis as our estimated proved reserves and PV-10 of cash flows based on SEC pricing, except for the use of pricing based on closing month futures prices as reported on the ICE Brent for oil and NGLs and NYMEX Henry Hub for natural gas on December 1, 2020, without giving effect to derivative transactions. These reserves were prepared by our internal reserve engineers and have not been audited by our independent petroleum reserve engineers. There were material changes to our December 1, 2020 reserve estimates when compared to our December 31, 2019 reserve estimates due to factors including (i) price-related impacts, (ii) the impact of reductions in 2020 capital budget and volumes shut in during 2020, (iii) our post-emergence rebooking of proved undeveloped reserves under the SEC's five-year rule and (iv) lower operating costs as of December 1, 2020 compared to December 31, 2019. There could be further material changes to our 2020 estimated volumes as a result of our year-end annual reserve audit by our independent petroleum engineers.

Note: For reference, the 12/1/2020 NYMEX Strip was used for ICE Brent and Gas. The average strip prices used were: $47.00/Bbl for oil for December 2020, $47.37 for 2021, $47.34 for 2022, $47.68 for 2023, $48.10 for 2024, $48.43 for 2025, and $48.87 for 2026 and thereafter held flat; and $2.87/MMBtu for natural gas for December 2020, $2.83 for 2021, $2.69 for 2022, $2.52 for 2023, $2.54 for 2024, $2.56 for 2025, and $2.55 for 2026 and thereafter held flat. Also taken into account currently prevailing pricing differentials for purposes of realized prices.

See the Investor Relations page at www.crc.com for additional information about 3P reserves and other hydrocarbon resource quantities, PV-10 and standardized measure, finding and development (F&D) costs, recycle ratio calculations, reserve replacement ratios, VCI, debt-adjusted shares calculations and drilling locations.

CRC Overview

World-Class Asset Base	• Diverse, low-risk and low-decline production portfolio • Largest oil and gas producer in CA with 3Q'20 production of 106 Mboepd (60% oil) • Largest privately held acreage position in CA, spanning 2.1 million net mineral acres – high net revenue interest of 87% • Total Proved Reserves[1] of 489 MMboe with 85% proved developed – decades of low-breakeven, repeatable opportunities
Integrated Model	• Own/operate infrastructure that maximizes value from production • Largest natural gas processing plant in CA; Elk Hills natural gas fired power plant is one of the largest in CA • Extensive network of 8,000 miles of gathering pipelines with multiple delivery points allow us to realize highest prices • All of our steam and 59% of our field electricity needs are often self-sourced, reducing costs
Strong Financial Position	• $507mm of Pro Forma Adj. EBITDAX[2] (9 months ended Sept. 2020 annualized) • Substantial Free Cash Flow business model – generated $139mm through downturn (9 months ended Sept. 2020 annualized) • Robust debt coverage with PDP PV-10 value of $2.1bn[1] • Pro Forma Leverage ratio of ~1.1x[2] amongst lowest leverage in E&P
Strategically Positioned with Experienced Leadership	• California market provides premium pricing to CRC coupled with strong demand for energy • Early-stage Carbon Capture and Sequestration ("CCS") Project • CRC has an experienced management team with 20+ years in CA



California
Sacramento Basin
3,000 BOE per day[3]
San Joaquin Basin
78,000 BOE per day[3]
Ventura Basin
3,000 BOE per day[3]
Los Angeles Basin
22,000 BOE per day[3]



Current Production[3]
106 Mboe/d
27%
13%
60%
1P Reserves[1]
489 MMboe
20%
9%
71%
Proved Developed Reserves[1]
418 MMboe
20%
10%
70%
Oil
NGL
Gas

Note: Pro Forma Adj. EBITDAX, net debt, leverage ratio, PV-10 and free cash flow are non GAAP financial measures. Please see appendix for information. (1) Reserves estimated using 12/1/2020 NYMEX Strip ICE Brent for oil and NYMEX Strip for gas pricing through 2026 and thereafter held flat. PDP PV-10 has been reduced by noncontrolling interest share of $77mm; PD PV-10 additionally includes an estimated $900mm of PDNP. (2) Adjusted EBITDAX and Leverage ratio are pro forma 9/30/2020 for emergence and fresh start accounting, here and throughout. Leverage ratio uses pro forma 3Q20YTD EBITDAX annualized and pro forma Net Debt as of 3Q20. (3) CRC net production based on average 3Q20 results.

CRC – New Foundation

New Strong Balance Sheet → Flatter Organization with Leaner Structure → Sustainable Operations with Enduring Cost Reductions

CRC'S SUSTAINABLE FOUNDATION IS EXPECTED TO DELIVER



Value Focus
- Focus on Returns
- Value-Creation Index (VCI) Driven Projects(2)
- Diversified & Broad Energy Portfolio

Sustainable Operational Excellence
- Record Safety Performance
- Consistent Focus on Controlling Costs
- Quality Portfolio Built on Technological Innovation

Strong Financial Fundamentals
- Pristine Balance Sheet Metrics
- Disciplined Capital Allocation
- Margin Maximization to Deliver Free Cash Flow

ESG Leadership
- Culture Supports ESG Principles
- E&P Leading Sustainability Projects
- Foster and Emulate our Communities


Peers
CRC
Low Corporate Decline Rate1
Decline Rate1 (%)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%


Low Liquids Maintenance Capital1
Maintenance Capital ($/flowing barrel)
$30
$28
$26
$24
$22
$20
$18
$16
$14
$12
$10

Source: Company filings, Enverus.
(1) 5-year (2015-2019) average decline rates; peers include: CLR, COG, CPE, DEN, EOG, FANG, HES, MRO, MUR, NBL, PDC, PE, QEP, RRC, SM, SWN, WLL, WPX and XEC. Maintenance capital per flowing barrel calculated using company disclosed annual maintenance capital amounts as of 1Q20 over 2019 total liquids production. (2) Value Creation Index (VCI) is calculated by dividing the net present value of the project's expected pre-tax cash flow over its life by the net present value of project investments, each using a 10% discount rate.

CRC Supplies Essential California Energy

ECONOMY

- World's 5th largest economy and biggest contributor to domestic GDP[1], California is the second-largest energy consuming state and consumes ~2% of the world's daily crude oil production
- In-state production provides critical state, county and city revenues
- Energy inequality reflected in highest poverty rate in wealthiest state

ENERGY

- California is an energy island importing ~70% of its crude consumption, ~90% of its natural gas and ~30% of its electricity needs[2]
- California accounted for ~11% of total US gasoline consumption and ~19% of total U.S. jet fuel consumption[3]
- In-state produced energy helps California combat climate-related challenges, mitigate global and local supply disruptions and provide base load power

ENVIRONMENT

- In-state produced energy meets the most stringent environmental regulations in the world
- Imported energy does not apply California's safety, labor, human rights and environmental standards
- Early-stage, innovative CCS project and renewable expansions should help California achieve its carbon neutrality goals under the Paris Climate Accord

CALIFORNIA IS THE LARGEST U.S. GDP CONTRIBUTOR


14.8%
4.0%
7.8%
5.1%
9.2%

Note: 5 largest contributors to domestic GDP[1]

CALIFORNIA IS DEPENDENT ON ENERGY IMPORTS


2,000
1,500
1,000
500
0
mbo/d
~70% Imported Energy
California's Production
Total Consumption
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016
2019

Source: CalGEM

Source: EIA, CalGEM, energy.ca.gov.
(1) BEA, data from 4Q19 (2) Data reflects 2019, from CalGEM. (3) Data reflects 2018, which is the most recently available data.

CRC Situated in a Premier Oil Province

California – a Top Oil-Producing Province

- Five of the largest conventional, onshore fields in the Lower 48
- Over 35 billion BOE[1] produced since 1876
- Still discovering the extent of remaining potential
- Over 10 billion BOE[1] in remaining recoverable resources

CRC Operational Strategy

- Stacked pays provide additional opportunity through value chain
- Operating expertise to develop the diverse opportunity set
- Robust infrastructure turns disparate fields into integrated plays



Remaining Recoverable Resources (Bbl)
California
Permian (Wolfcamp + Spraberry)
Bakken
Eagle Ford
Marcellus Shale
Utica
Haynesville - Bossier
Anadarko - Woodford
Barnett
Niobrara
-
5.00
10.00
15.00
20.00
25.00
30.00
Oil (Bbl)
NGL (Bbl)
Gas (Boe)

Source: Based on most recent available data from CalGEM for produced volumes; USGS for remaining recoverable resources based on latest available information.
(1) MCF:BOE = 20:1

CRC's Advantages Aligned with Investor Proposition

CRC's Advantages vs. Shale Peers

Shale		California Resources Corporation
High production **decline**	Production Decline	Low production decline helps **stability of cash flows**
Realizations at **large discount** to WTI	Market Pricing	**Premium pricing** to WTI
Low oil cut	Oil Cut	High oil cut provides **better margins**
Typical 2/8th royalty	Royalty Interest	High NRI across all fields **increases revenues**
Relatively new	Production History	**Decades long** History
3rd party processing and transportation	Integrated Costs	**Integrated processing and gathering**
Parent/Child, Spacing, GOR	Well Development Challenges	**Extensive experience in CA basins and EOR**

CRC Aligns with E&P Investor Preferences

California Resources Corporation

- Operational excellence delivers margins
- Steady, low-risk diversified asset base
- Significant scale with synergistic infrastructure
- Capital efficiency and flexibility
- Positive Free Cash Flow through cycles
- Pristine balance sheet with ample liquidity

Diverse Assets with Flexible Development Opportunities

- World-class resource base with a diverse asset base and extensive high-quality inventory
- Proven operator at managing and growing a profitable business, with strong historical F&D and Recycle profitability performance[1]

Basin	Total Proved Reserves (MMBOE)[2]	Avg. Net Production (MBOE/d)[3]	% Oil Production[3]	Net Acreage (million acres)[4]	Gross Proved Drilling Locations[5]	Drive Mechanisms	Competitive Advantage
CALIFORNIA RESOURCES CORPORATION	489	106	60	2.1	825	Conventional, Unconventional, Steamflood, Waterflood, Gas	Portfolio Flexibility
San Joaquin	340	78	51	1.4	506	Conventional, Unconventional, Steamflood, Waterflood, Gas	Big fields get bigger; substantial infrastructure in place; scale provides low cost advantage
Los Angeles	119	22	100	<0.1	307	Conventional, Waterflood	World-class waterfloods, cash flow positive
Ventura	16	3	67	0.2	0	Conventional, Steamflood, Waterflood	Upside from application of technology
Sacramento	14	3	0	0.5	12	Gas	Large, scalable

Drive Mechanisms: Conventional, Unconventional, Steamflood, Waterflood, Gas

CALIFORNIA RESOURCES CORPORATION

(1) 5 year trailing Organic Recycle Ratio average of 2.6x. (2) Reserves estimated using 12/1/2020 NYMEX Strip ICE Brent for oil and NYMEX Strip for gas pricing through 2026 and thereafter held flat. (3) Avg. net production and % Oil are from 3Q20 results. (4) Net acreage as of 9/30/2020. (5) Gross proved drilling locations estimated using 12/1/2020 NYMEX Strip pricing.

Significant CRC Inventory at Current Market Pricing

Robust project inventory with full cycle cost below $35/Boe

- Large resource base continues to grow
- Optimized portfolio capable of growth in various commodity cycles
- All projects meet Company threshold (VCI index) and deliver robust cash flow
- Portfolio has large contributions from all recovery mechanisms and reserve types
- Many projects take advantage of existing infrastructure



Steamflood
Waterflood
Primary
Shale
Gas
Full Cycle Cost ($/Boe)
40
30
20
10
0
0
100
200
300
Net Resources (MMBoe)
Dev Capital ($B)
2.5
2.0
1.5
1.0
0.5
0.0
0
100
200
300
Net Resources (MMBoe)

Note: Projects are screened to meet a Company threshold of VCI 1.3x, which means 30 percent of expected value is created above the cost of capital for every dollar invested.

Maximize Margins and Free Cash Flow through Active Cost Management

Margin Improvement

- Reduced costs by $300+ million[1] – majority will be sustainable savings in production and G&A, and continuing cost optimization
- Actively managing fields and capital investment in response to commodity prices
- Hedging strategy to protect medium-term margins
- Flexible operations, owned and controlled infrastructure and shallow base decline allow for quick response to commodity prices while preserving value

Cost Reductions

- Driving sustainable savings and targeting additional $20 million in cost reductions
- Significant headcount efficiencies since spin-off (~50%), leaner model with technical staff and streamlined field operations
- Organization retooled for $40 Brent



Operating Margins Higher At Similar Realized Prices
Operating Margin ($/Boe)
$30
$25
$20
$15
$10
$5
$0
$15
$20
$25
$30
$35
$40
Realized Blended Price ($/Boe)
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Mar-20
2014-2019 Data Points
2020 Data Points



Improved Cost Base
LOE and G&A ($MM)
$1,500
$1,350
$1,200
$1,050
$900
$750
$600
$20
$40
$60
$80
$100
$120
Brent $/Bbl
2015
2018²
2016
2017²
2019²
2014
2020²,³
Capital Investment Scale ($MM)
1000
500
250

(1) Reflects annualized savings in Production and G&A when comparing 3-months ended production and G&A expenses in 3Q19 vs. 3Q20. (2) Includes JV capital. (3) Represents 3Q20 YTD actuals annualized.

California Is An Energy Island...

CA Depends Upon Imports To Satisfy Demand[1]

OIL DEMAND



30%
12%
58%
1,688
MBOPD
2019
California Supply
Domestic Import
Foreign Import

NATURAL GAS DEMAND



9%
91%
5.90
BCFPD
2019
California Supply
Foreign Import

Crude Imports Are Waterborne Due To Lack Of Crude Pipelines



Crude Oil Pipeline
Petroleum Refinery

CALIFORNIA REFINERY INPUTS



CA Production
AK N. Slope
Foreign Imports
0.0
0.5
1.0
1.5
MMBPD

CA Oil Pricing Highest In US[2]

US Regional Prices, % Brent



Buena Vista (CA)
100%
CRC Blend
97%
LLS (LA)
95%
Midway Sunset (CA)
93%
Midland (TX)
90%
WTI (OK)
90%
Bakken (ND)
84%
CA
Other L48

Elk Hills has the highest priced oil barrel in L48 (premium over Buena Vista benchmark)

Source: Company Documents, EIA, California Energy Commission, Bloomberg. (1) Demand as of 2019YE. (2) Prices shown as average of 9 months ended 9/30/2020; CRC realized pricing excludes hedges.

...That Drives Premium Pricing for CRC

CRC Production Mix
(3QYTD 2020)



Product
Energy Equivalent
Revenue (unhedged)
Crude
62%
81%
NGLs
12%
9%
Natural Gas
26%
10%

Local vs. US Pricing Benchmarks



Crude Price, 12/1/20, $/bbl
WTI (OK)
$44.55
Buena Vista (CA)
$46.65



NGL Realized Pricing, 3Q 2020 $/bbl
NGL Peers1
$11.15
CRC
$25.16



Gas Price, 12/1/20, $/MMBtu
Henry Hub (LA)
$2.88
So Cal(2)
$3.14
No Cal(2)
$3.78

CRC Positioning

- 3rd largest crude producer in CA
- Realized pricing premium

- Top producer of NGLs from gas extraction in CA
- Improved differentials

- Top producer of gas in CA
- Strong gas trading margins

CRC receives premium pricing on all products vs. U.S. pricing benchmarks

Source: Company filings, Wall Street research.
(1) NGL peers include FANG, GPOR, LPI, PDCE, PE, QEP, RRC, SM, SWN, WLL, WPX and XEC. (2) So Cal price represents So Cal Border and No Cal price represents PG&E City Gate.

Further Margin Uplift Through Integrated Model

- Elk Hills power plant's integration with the Elk Hills field offers significant strategic value
  - Elk Hills power plant saves CRC ~$100mm/year through self-supply/generation of power
  - Ability to sell excess power produced
- Operations streamlining
  - Gas compression consolidation
  - Tank battery consolidation, operations and chemicals
  - Shut down redundant sales equipment
- Incremental revenue capture
  - Oil processing facility consolidation
  - Additional liquids by processing off unit gas
  - Extended power sales contracts through 2023, which allows for more favorable pricing
- Capital efficiency examples
  - Redeployed compression & gathering equipment to adjacent fields
  - Potential to use Elk Hills system to process incremental third party gas
  - Relocated cogen plant to Kern Front


Oil Sales Facility


Power Plant


Gas Processing

Financial Flexibility Across Oil Prices

DISCRETIONARY CASH FLOW PRIORITIES

1. Protect balance sheet and liquidity
2. Support facilities, infrastructure & HSE investments
3. Maintain oil production
4. Generate free cash flow

> $50 Brent – Accelerate Development Program

- Drill in high-graded portfolio
- Focus on ESG/sustainability projects – diversification of business
- Shareholder return initiatives

$40 to $50 Brent – Focus on Low-Cost Development

- Maintain oil production by focusing on workovers and shallow drilling
- Invest in facilities to increase reliability and reduce downtime
- Grow free cash flow by focusing on oil investments

< $40 Brent – Cash Buffer

- Prioritize mechanical integrity and HSE
- Invest in capital workovers and well repair
- Ramp down capital to generate free cash flow at $20-$25 Brent

Note: Free cash flow is a non GAAP financial measure. Please see appendix for additional information.

CRC's Financial Framework

Prioritize Strong Credit Metrics and Balance Sheet Health

- Target of 1x leverage
- Maintain healthy liquidity, asset and fixed charge coverage
- Pursue free cash flow generation

Exercise Capital Discipline

- Evaluate capital investment opportunities using VCI and payback metrics
- Focus on living within cash flow provides for free cash flow generation
- Actively manage fields in response to price

Protect Cash Flows

- Hedge program targets 50%-75% of crude oil production
- Control costs to align with price cycle
- Focus on margins

Prudent financial policy focusing on capital discipline and free cash flow generation

CRC's Refreshed and Simplified Capital Structure

Pro Forma Net Debt as of September 30, 2020

$541 Million


$ in Millions
$41(1)
$200
$300
EHP Secured Notes
2L Term Loan
Revolving Credit Facility

CRC has ample liquidity of ~$350MM[2]

$540 million RBL Facility	• $1.2 billion borrowing base • Cash interest of L+3.0% - L+4.0% based on utilization with 1.0% LIBOR floor • Term: 3.5 years
$200 million 2nd Lien Term Loan due 2025	• Cash interest of L+9.0% or PIK interest of L+10.50% for two years then L+9.0%, with 1.0% LIBOR floor for cash or PIK
Elk Hills Power $300 million Secured Notes due 2027	• Cash interest rate of 6.0% in years 1–4; 7.0% in year 5; 8.0% thereafter
Equity	• 83.3 million shares issued • Tier 1 & 2 warrants to acquire up to 2% & 3% of CRC common stock, respectively, at a 'strike price' to be calculated using a $3 billion aggregate equity value

(1) Net of approximately $66 million of unrestricted cash and an additional $118 million used to temporarily collateralize certain letters of credit that were outstanding under CRC's senior debtor-in-possession credit facility at the time of emergence.
(2) Includes approximately $66 million of unrestricted cash and approximately $280 million of availability on Revolving Credit Facility.

Hedging Program Supports Cash Flows

Strategy

- CRC hedging strategy typically utilizes a mixture of Puts, Participating Collars and Swaps to protect cash flow and to ensure CRC's ability to live within cash flow, and is also aligned with CRC's RBL requirements

Cash Flow Protected

- CRC has hedges in place for 75% of anticipated oil PDP volumes through October 2022 (in line with RBL terms), and thereafter in place for a minimum of 50% through 3Q 2023

Allocation (2021E)[1]

- 12.5% of total anticipated crude production required to be swaps at prevailing strip pricing
- 37.5% of total anticipated crude production must provide an effective floor price of no less than the lesser of (i) $40 Brent and (ii) prevailing ICE Brent strip pricing
- 25% of total anticipated crude production may take any form of hedge

Hedges In Place[1]



100%
80%
60%
40%
20%
0%
75%
71%
50%
2021E
2022E
2023E

Weighted Average Price (Brent $/Bbl)

Sold Calls	$49.73	$59.37	$58.01
Purchased Puts	$40.49	$40.00	$40.00
Sold Puts	$32.38	$32.00	--
Swaps	$44.23	$46.29	$47.57

CALIFORNIA RESOURCES CORPORATION

Note: Current hedges estimated as of 12/2/2020 and are based on weighted average Brent prices per barrel. The BSP JV has entered into crude oil derivatives as of that date that are included in our consolidated results but not in the above table. (1) Represents current hedges in place, based on future PDP oil production volumes estimated as of October 2020.

Leading Financial Metrics

Oil Peers | Gas Peers

Production (Q3'20, Mboepd)



240
180
120
60
0
106
CRC

Total Proved Reserves (2019YE, MMBoe)



1,600
1,200
800
400
0
CRC Total Proved Reserves of 489 MMboe based on 12/1/2020 Strip[1]
644
CRC

Adj. EBITDAX (3Q20 YTD Annualized, $mm)[2]



$2,000
$1,500
$1,000
$500
$0
$507
CRC

Total Debt / Enterprise Value (3Q20, %)[3]



80%
60%
40%
20%
0%
21%
CRC

Total Proved Reserves PV-10 (2019YE) / Total Debt (3Q20, x)



12.0x
9.0x
6.0x
3.0x
0.0x
11.2x
CRC PV-10 coverage of 5.6x, based on Total Proved Reserves of 489 MMboe on a 12/1/2020 Strip basis[1]
CRC

Leverage Ratio (x)[4]



4.0x
3.0x
2.0x
1.0x
0.0x
1.1x
CRC

CALIFORNIA RESOURCES CORPORATION

Source: Company filings, FactSet as of 12/4/2020. Oil peers include BRY, MGY, MTDR, MUR, PDCE, PE and WPX; Gas peers include CNX and CRK. (1) Reserves estimated using 12/1/2020 NYMEX Strip pricing. SEC YE 2019 PV-10 used for benchmarking given available latest data – average benchmark Brent was $63.15 per barrel and average NYMEX Henry Hub was $2.58 per MMBTU. (2) For CRC, showing pro forma Adj. EBITDAX per Appendix. (3) Enterprise value comprises of equity value (as of 12/4) and total debt/other. For CRC, total debt/other uses pro forma debt at emergence of $607mm, post-emergence share count, cash of $66mm, and $77mm of noncontrolling interest. (4) Represents 3Q20 Net Debt / 3Q20 YTD Annualized Adj. EBITDAX. For CRC, reflects pro forma leverage and Adj. EBITDAX per Appendix.

CRC Demonstrates ESG Leadership

Environmental

CRC's 2030 **Sustainability Goals align with California's landmark goals** as a signatory of the Paris Climate Accord

CRC **methane emissions declined by ~63%** since 2013

CRC **continues to serve California as a net water supplier**

CRC is designing a **carbon capture and sequestration system** at the 550-MW Elk Hills Power Plant and adjacent Elk Hills field



Social

Safety performance continues to surpass industry and national metrics as CRC received 24 National Safety Achievement Awards

Our Diversity & Gender metrics reflect our consistent focus on strengthening our organization

CRC provided **in excess of $9 million over the past 3 years to local communities, organizations and charitable foundations**



Governance

CRC's **new Board of experienced, independent Directors from diverse backgrounds** will build on CRC's exemplary ESG performance

CRC's 2020 **compensation metrics include specific ESG targets for safety, environmental stewardship, water conservation and sustainability project milestones**

CRC is constructively engaged **in California's development** of legislation, regulation and energy policy





WATER
RENEWABLES
2030
GOALS
METHANE
CARBON



Attained **CDP's highest 2019 climate disclosure ranking** among all U.S. oil and gas companies with an A-, tying for first with one other U.S.-based E&P

For additional information, please refer to CRC's Sustainability Report, which references both Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative (GRI) standards at crc.com/sustainability.

Concluding Remarks


California Resources Corporation



- **Portfolio of world-class assets investable throughout the commodity cycle**
- **Disciplined capital allocation in a robust inventory of conventional low-decline projects to deliver FCF**
- **Maintain pristine balance sheet and ample liquidity; preserve significant debt coverage**
- **Integrated and complementary infrastructure**
- **ESG focus with stable and sustainable foundation**

Appendix

CRC's Asset Portfolio: Liquids-Weighted Production, Premium Realized Pricing



9 Lost Hills
4 Kern Font
7 Mount Poso
9 Round Mountain
KERN
1 Elk Hills
5 San Joaquin Basin
SAN LUIS OBISPO
3 Buena Vista
SANTA BARBARA
VENTURA
Ventura Basin
LOS ANGELES
Los Angeles Basin
9 Inglewood
RIVERSIDE
ORANGE
2 Wilmington
6 Huntington Beach
- LEGEND -
Top Producing Fields
South Valley
Outside Operated
Oil & Gas Fields
0 10 20 30 Miles
N
W
E
S

	Field	Proved Reserves % Liquids	12/1 Strip PV-10 of Proved Reserves $MM(1)
1	Elk Hills Area	72%	$1,507
2	Wilmington	100%	$437
3	Buena Vista	62%	$499
4	Kern Front	100%	$185
5	South Valley	88%	$138
6	Huntington Beach	95%	$70
7	Mount Poso	100%	$127
8	Other CRC Operated	61%	$198
9	Outside Operated	99%	$213

(1) Reserves estimated using 12/1/2020 NYMEX Strip pricing through 2026 and thereafter held flat. Excludes $77 million attributable to noncontrolling interest.

Adjusted EBITDAX Reconciliation

We define adjusted EBITDAX as net (loss) income before interest and debt expense, net income taxes, depreciation, depletion and amortization; exploration expense; other unusual, out-of-period and infrequent items; and other non-cash items. We believe this measure provides useful information in assessing our financial condition, results of operations and cash flows and is widely used by the industry, the investment community and our lenders. Although this is a non-GAAP (generally accepted accounting principles ("GAAP")) measure, the amounts included in the calculation were computed in accordance with GAAP. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. This measure should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. The following table presents a reconciliation of the GAAP financial measures of net income (loss) and net cash provided by operating activities to the non-GAAP financial measure of adjusted EBITDAX. Adjusted EBITDAX is a supplemental measure of our performance that is not required by or presented in accordance with GAAP.

	For the nine months ended September 30,2020				2020E
($ millions)	Actual	Reorganization Adjustments	Fresh Start Adjustments	Pro Forma	9 months Annualized
Net (loss) income	($1,999)	$162	$1,862	$25	$33
Interest and debt expense, net	200	(160)	–	40	53
Income Tax Provision	–	–	4	4	5
Depreciation, depletion and amortization	296	–	(139)	157	210
Exploration expense	9	–	–	9	12
Unusual, infrequent and other items	1,831	5	(1,736)	100	134
Other non-cash items	36	–	9	45	60
Adjusted EBITDAX	**$373**	**$7**	**--**	**$380**	**$507**
Net cash provided by operating activities	141	57	–	198	264
Cash interest	80	(43)	–	37	49
Exploration expenditures	9	–	–	9	12
Working capital changes	143	(7)	–	136	182
Adjusted EBITDAX	**$373**	**$7**	**--**	**$380**	**$507**

CALIFORNIA RESOURCES CORPORATION

Other Reconciliations

Leverage and Net Debt

We calculate the leverage ratio by dividing net debt by adjusted EBITDAX for the applicable period. We define net debt as the face value of our debt less cash used to collateralize letters of credit outstanding and available cash. We believe the leverage ratio is an important metric of the operational and financial health of our Company and is useful to investors as an indicator of our ability to incur additional debt and to service our existing debt. The following table presents a reconciliation of our leverage ratio, both on a historical basis and after giving effect to the pro forma adjustments. Leverage ratio is a supplemental measure of our performance that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	Nine Months Ended September 30,2020	
($ millions)	Actual	Pro Forma
Face value of debt	$733	$725
Cash used to collateralize letters of credit	–	(118)
Available cash	(98)	(66)
Net debt	**$635**	**$541**
Annualized adjusted EBITDAX	497	507
Leverage ratio	**1.3x**	**1.1x**

Free Cash Flow

Management uses free cash flow, which is defined by us as net cash provided by operating activities less capital investments, as a measure of liquidity. The following table presents a reconciliation of our net cash provided by operating activities to free cash flow. Free cash flow is a supplemental measure of our performance that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	Nine Months Ended September 30,2020	
($ millions)	Actual	Annualized
Net cash provided by operating activities	**$141**	**$188**
Capital Investments	(37)	(49)
Free cash flow	**104**	**139**
BSP funded capital	–	–
Free cash flow, after internally funded capital	**$104**	**$139**

Other Reconciliations (cont'd)

PV-10

PV-10 is a financial measure that represents the present value of estimated future cash inflows from proved oil and natural gas reserves, less future development and production costs, discounted at 10% per annum to reflect the timing of future cash flows. PV-10 differs from Standardized Measure because Standardized Measure includes the effects of future income taxes on future net cash flows. In this presentation, we include PV-10 of proved reserves based on strip pricing. GAAP does not prescribe a Standardized Measure of reserves on a basis other than SEC pricing. As such, no standardized measure of proved reserves using strip pricing has been provided. Neither PV-10 nor Standardized Measure should be construed as the fair value of our oil and natural gas reserves. Standardized Measure is prescribed by the SEC as an industry standard asset value measure to compare reserves with consistent pricing, costs and discount assumptions. PV-10 facilitates the comparisons to other companies as it is not dependent on the tax-paying status of the entity.

($ millions)	**As of December 31, 2019**
Standardized measure of discounted future net cash flows	**$5,231**
Present value of future income taxes discounted at 10%	1,618
PV-10 of proved reserves	**$6,849**

CALIFORNIA
RESOURCES CORPORATION

